UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant |X| Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_| Preliminary Proxy Statement


|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
    BY RULE 14A-6(E)(2))


|_| Definitive Proxy Statement


|_| Definitive Additional Materials


|X| Soliciting Material Pursuant to ss.240.14a-12




                               LUCENT TECHNOLOGIES INC.

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               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

|X| No fee required


|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    1) Title of each class of securities to which transaction applies:



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    2) Aggregate number of securities to which
       transaction applies:



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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



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    4) Proposed maximum aggregate value of transaction:



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    5) Total fee paid:



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|_| Fee paid previously with preliminary materials.


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:



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    4) Date Filed:



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The following material was used by employees of Lucent Technologies Inc. (the
"Company") in connection with the Company's announcement of its financial results for the second fiscal quarter of 2006:

     Q6:  WILL Q206 RESULTS AFFECT YOUR PROPOSED MERGER WITH ALCATEL?

          The INTEGRATION PLANNING HAS BEGUN, and we ARE ON TRACK to complete the merger in the next 6-12 months. In the coming months, you will see several filings and activities related to the closing process.

     Q7: WHAT WILL HAPPEN TO YOUR MMAP PRODUCT AFTER YOUR PENDING MERGER WITH ALCATEL?

          At this point it's too soon to tell. Lucent and Alcatel will undertake a rigorous technology-by-technology, product-by-product review of both portfolios. We will look at several things, such as the impact on our customers if we make any changes, which product or technology has the most promise going forward, what areas are likely to have the most growth, the investments required, etc.

     Q8:  WHAT ARE YOUR CUSTOMERS' REACTIONS TO THE PENDING MERGER WITH ALCATEL?

          The early reactions from customers have been positive. That being said, it's too soon to tell, but there could be some impact on customers' buying patterns as we work through the closing process.

          Our customers will benefit from a partner with the scale and scope to design, build and manage increasingly complex networks that deliver the most advanced communications experience to the end-user. That is what this combination will deliver with an unparalleled focus on execution, innovation and service for our customers.

          The combined company will offer strong benefits to customers that are addressing

     o A broad innovative VISION FOR NEXT-GENERATION NETWORKS backed by Alcatel and Lucent's excellence and ingenuity.
     o A ONE-STOP SHOP FOR THE SOLUTIONS, applications and services that will help them deliver converged services in the IP world.
     o    A leader across all areas DEFINING NEXT-GEN NETWORKS
     o The leading end-to-end NETWORK INTEGRATION AND SERVICES players for an increasingly converged world
     o    A LOCAL PARTNER WITH GLOBAL REACH.

         A sustainable competitive advantages and staying power

     Q19. ARE YOU MAINTAINING YOUR HEADCOUNT EXPECTATION FOR THE END OF FY06 OF
          ABOUT 29,500? OR DO YOU EXPECT TO MAKE MORE LAYOFFS AS RESULT OF YOUR CHANGE TO REVENUE GUIDANCE AND AS A RESULT OF THE PROPOSED MERGER WITH ALCATEL?

          WE CONTINUE TO expect our work force level for fiscal year 2006 to be about 29,500 employees, down about 1,000 employees compared with the Sept. 30, 2005, level.

          Lucent and Alcatel have mutually identified pre-tax cost synergies of $1.7 billion that will come from several areas, including an approximate 10 percent reduction in the global work force across both businesses and all regions. We will take a fair and balanced approach, conducting a thorough analysis of our global workforce. We will take into account the needs of each business and of each marketplace, to ensure we are best positioned to serve our customers' needs, while achieving a competitive cost structure. We intend to maintain the appropriate workforce level to do that.

          As of December 31, 2005, the combined companies had about 88,000 employees.

          We will continue to operate as an independent company until the merger is finalized, and we will need to make additions and reductions in our work force as part of the normal operations of our business. The 10 percent cut from the combined company has been identified as a synergy we can achieve after the close of the merger.

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION

This document contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders a Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

         Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

         Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.